Exhibit 99.1

Security Devices International Inc. Enters Multi-Year Agreement to Supply Safariland with SDI's Patented Collapsible Head 40mm Projectiles

PERRY, FL (June 19, 2017) - Security Devices International Inc. (TSX VENTURE: SDZ) (OTCBB: SDEV) ("SDI") with U.S. offices in Perry, FL and Fitchburg, MA is pleased to announce the signing of a multi-year agreement to provide its patented collapsible head blunt impact projectiles (BIPs) and collapsible head payload projectiles including OC (pepper spray), CS (tear gas), ML (marking liquid), MP (marking powder), MO (malodorant), IN (inert powder) and DNA (plant based DNA forensic marking rounds) to The Safariland Group (Safariland), headquartered in Jacksonville, FL.

SDI will supply BIPs and payload projectiles to Safariland for integration with Safariland's proprietary propulsion system. These new rounds will be marketed under the industry-leading Defense Technology brand name. The first shipment of rounds was made as of the date of this press release.

SDI believes that this agreement with Safariland validates the more than five years of research and development that SDI has invested in the creation of the collapsible head 40mm round. SDI further believes that by working in partnership with Safariland, together the companies can reach a far larger market for the BIP than SDI would be able to reach on its own. Bryan Ganz, President of SDI, stated "This is an important agreement for SDI as Safariland has an extensive distribution network with access to a broad customer base that we know can benefit from the SDI technology."

About Security Devices International, Inc.
Security Devices International Inc. is an industry leader in the area of 40mm blunt impact projectile technology. Its patented collapsible head design has made it possible to fire a heavier projectile with improved accuracy and greater stopping power over a wider range of distances without significant risk of serious injury to the target. The increased operational range and greater stopping power of these rounds has provided a valuable less lethal tool for police, correctional services and anti-riot personnel.

About The Safariland Group
The Safariland Group is a leading global provider of a broad range of safety and survivability products designed for the public safety, military, professional and outdoor markets. The Safariland Group offers a number of recognized brand names in these markets including Safariland®, Med-Eng®, ABA®, Second Chance®, VIEVU®, Mustang Survival®, Bianchi®, Break Free®, PROTECH® Tactical, Defense Technology®, Hatch®, Monadnock®, Identicator® and NIK®. The Safariland Group's mission, "Together, We Save Lives", is inherent in the lifesaving and protective products it delivers. The Safariland Group is headquartered in Jacksonville, Florida.
The Safariland Group is a trade name of Safariland, LLC.

FORWARD-LOOKING STATEMENTS
Certain statements in this news release constitute forward-looking statements. These statements relate to future events or SDI's future performance and include the expansion of SDI's product offering. All such statements involve substantial known and unknown risks, uncertainties and other factors, which may cause the actual results to vary from those expressed or implied by such forward-looking statements. Forward-looking statements involve significant risks and uncertainties, they should not be read as guarantees of future performance or results, and they will not necessarily be accurate indications of whether or not such results will be achieved. Actual results could differ materially from those anticipated due to a number of factors and risks. Although the forward-looking statements contained in this news release are based upon what management of SDI believes are reasonable assumptions on the date of this news release, SDI cannot assure investors that actual results will be consistent with these forward-looking statements. The forward-looking statements contained in this press release are made as of the date hereof and SDI disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required under applicable securities regulations.

NEITHER TSX VENTURE EXCHANGE NOR ITS REGULATION SERVICES PROVIDER (AS THAT TERM IS DEFINED IN THE POLICIES OF THE TSX VENTURE EXCHANGE) ACCEPTS RESPONSIBILITY FOR THE ADEQUACY OR ACCURACY OF THIS RELEASE.

CONTACT:
Security Devices International Inc.
Bryan Ganz
President
Email: bganz@securitydii.com
www.securitydii.com